UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004.

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2860 West Bayshore Road, Palo Alto, California	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 813-8200

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 17, 2004, Greater Bay Bancorp (the “Registrant”) issued a press release announcing a proposed exchange offer for the Registrant’s Zero Coupon Senior Convertible Contingent Debt Securities due 2024 (“CODES”).

The press release is included as Exhibit 99 to this report. The information included in the press release is incorporated herein by reference and is considered to be “filed” under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99	Press release dated November 17, 2004 relating to a proposed exchange offer of CODES, deemed “filed” under the Securities Exchange Act 0f 1934

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: November 17, 2004	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99	Press release dated November 17, 2004 relating to a proposed exchange offer of CODES, deemed “filed” under the Securities Exchange Act of 1934